Filed pursuant to Rule 497
Registration No. 333-216457

BLACKSTONE REAL ESTATE INCOME FUND II

Supplement No. 1, dated January 3, 2019, to the

Prospectus, dated May 1, 2018 (the “Prospectus”), for Common Shares of Beneficial Interest

Continuation of Management Fee Waiver

As described in the Prospectus, the Investment Manager had voluntarily reduced its management fee to an annualized rate of 0.75% of the Fund’s or the Master Fund’s Managed Assets, as the case may be, from October 1, 2014 until December 31, 2018. The Investment Manager has voluntarily continued this partial management fee waiver until December 31, 2019 (which may be extended, terminated or modified at any time by the Investment Manager in its sole discretion). As a result, all references in the Prospectus in this context to December 31, 2018 are amended to refer to December 31, 2019.

Continuation of Expense Limitation and Reimbursement

As described in the Prospectus, the Investment Manager had agreed to waive its fees and/or reimburse expenses of the Fund through December 31, 2018 so that the Fund’s Specified Expenses including the Fund’s pro rata share of the Master Fund’s Specified Expenses will not exceed 0.35% (annualized). The Investment Manager has agreed to continue this waiver and/or reimbursement obligation through December 31, 2019. As a result, all references in the Prospectus in this context to December 31, 2018 are amended to refer to December 31, 2019.

Intent to Adopt Alternate Shareholder Report Delivery Option under SEC Rule 30e-3

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Distributor or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling (888) 756-8443 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (888) 756-8443 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your Fund shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.